POWER OF ATTORNEY

WHEREAS, BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), expects to periodically file amendments to its Registration Statement on Form N-2 (File Nos. 333-262010 and 811-23772) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of March, 2022.

/s/ Simon Adamiyatt
Simon Adamiyatt
Treasurer and Principal Financial Officer

STATE OF New York

COUNTY OF NEW YORK

This record was acknowledged before me on March 10, 2022 by Simon Adamiyatt.

/s/ Dale Pozzi
Notary Public – State of New York
Notary ID: No. 01PO6275397
Qualified in New York County
Commission Expires: 01-28-2025

POWER OF ATTORNEY

WHEREAS, BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), expects to periodically file amendments to its Registration Statement on Form N-2 (File Nos. 333-262010 and 811-23772) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of March, 2022.

/s/ Kamal Jafarnia
Kamal Jafarnia
Trustee

STATE OF New York

COUNTY OF NEW YORK

This record was acknowledged before me on March 4, 2022 by Kamal Jafarnia.

/s/ Dale Pozzi
Notary Public – State of New York
Notary ID: No. 01PO6275397
Qualified in New York County
Commission Expires: 01-28-2025

POWER OF ATTORNEY

WHEREAS, BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), expects to periodically file amendments to its Registration Statement on Form N-2 (File Nos. 333-262010 and 811-23772) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of March, 2022.

/s/ R. Ramin Kamfar
R. Ramin Kamfar
Trustee

STATE OF New York

COUNTY OF NEW YORK

This record was acknowledged before me on March 8, 2022 by R. Ramin Kamfar.

/s/ Dale Pozzi
Notary Public – State of New York
Notary ID: No. 01PO6275397
Qualified in New York County
Commission Expires: 01-28-2025

POWER OF ATTORNEY

WHEREAS, BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), expects to periodically file amendments to its Registration Statement on Form N-2 (File Nos. 333-262010 and 811-23772) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 2022.

/s/ Gibran Mahmud
Gibran Mahmud
Trustee

STATE OF TEXAS

COUNTY OF DALLAS

This record was acknowledged before me on March 3, 2022 by Gibran Mahmud.

/s/ Meredith Williams Hinton
Notary Public – State of Texas
Notary ID: No. 125305784
Qualified in Texas
Commission Expires: 05/23/22

POWER OF ATTORNEY

WHEREAS, BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), expects to periodically file amendments to its Registration Statement on Form N-2 (File Nos. 333-262010 and 811-23772) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 2022.

/s/ Indrajit B. Majumder
Indrajit B. Majumder
Trustee

STATE OF Texas

COUNTY OF DALLAS

This record was acknowledged before me on March 3, 2022 by Indrajit B. Majumder.

/s/ Beverly Carrol Cezar
Notary Public – State of Texas
Notary ID: No. 6112324
Qualified in Texas
Commission Expires: 10/08/23

POWER OF ATTORNEY

WHEREAS, BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), expects to periodically file amendments to its Registration Statement on Form N-2 (File Nos. 333-262010 and 811-23772) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of March, 2022.

/s/ Jordan Ruddy
Jordan Ruddy
President and Principal Executive Officer

STATE OF New York

COUNTY OF NEW YORK

This record was acknowledged before me on March 8, 2022 by Jordan Ruddy.

/s/ Dale Pozzi
Notary Public – State of New York
Notary ID: No. 01PO6275397
Qualified in New York County
Commission Expires: 01-28-2025

POWER OF ATTORNEY

WHEREAS, BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), expects to periodically file amendments to its Registration Statement on Form N-2 (File Nos. 333-262010 and 811-23772) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW DAVALLA and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of May, 2022.

/s/ Romano Tio
Romano Tio
Trustee

STATE OF New York

COUNTY OF NEW YORK

This record was acknowledged before me on May 24, 2022 by Romano Tio.

/s/ Steve Abreau
Notary Public – State of New York
Notary ID: No. 01AB6321092
Qualified in: New York
Commission Expires: March 16, 2023

CERTIFICATE

The undersigned, Secretary of BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Directors at a meeting held March 2, 2022, and is in full force and effect:

WHEREAS, BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement (File Nos. 333-262010 and 811-23772) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: March 2, 2022	/s/ Jason Emala
Jason Emala, Secretary
BLUEROCK HIGH INCOME
INSTITUTIONAL CREDIT FUND